UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2026

Rent the Runway, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40958	80-0376379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Rent the Runway, Inc.
10 Jay Street
Brooklyn, New York 11201
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (212) 524-6860

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RENT	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Appointment

On July 14, 2026, the Board of Directors (the “Board”) of Rent the Runway, Inc. (the “Company”) appointed Suchi Sastri to serve as a Class III director, effective July 14, 2026. Concurrent with her appointment, Ms. Sastri was appointed to the Audit Committee of the Board.

The Board determined that Ms. Sastri qualifies as an independent director under the listing rules of the Nasdaq Stock Market LLC. There are no arrangements or understandings between Ms. Sastri and any other persons pursuant to which she was selected as a director. There are no family relationships between Ms. Sastri and any director or executive officer of the Company, and she is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K. Ms. Sastri has waived all compensation for her service as a non-employee director. Following Ms. Sastri’s appointment to the Audit Committee of the Board, the Company has regained compliance with the listing rules of the Nasdaq Stock Market LLC, which require that the Audit Committee be comprised of three independent directors.

First Amendment to the Second Amended and Restated 2021 Incentive Plan

On July 14, 2026, at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of the Company approved the First Amendment (the ‘‘First Amendment’’) to the Second Amended and Restated 2021 Incentive Award Plan (the ‘‘2021 Plan’’ and as amended by the First Amendment, the ‘‘Amended Plan’’) to increase the maximum number of shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”) authorized for issuance under the 2021 Plan by 3,899,439 to 10,171,225. The Board previously approved the adoption of the First Amendment on December 15, 2025, subject to approval by the Company’s stockholders at the Annual Meeting of Stockholders.

The principal features of the Amended Plan are described in detail under “Proposal No. 12 – The Plan Amendment Proposal” of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 1, 2026 (the “Proxy Statement”), which descriptions are incorporated herein by reference.

The foregoing summary of the Amended Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the 2021 Plan and the First Amendment, which are filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-1/A filed on October 22, 2021 and Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on December 15, 2025, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the Company’s stockholders voted to approve amendments to the Company’s Twelfth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to:
•eliminate 50,000,000 authorized shares of the Company’s Class B common stock, none of which were outstanding;
•eliminate the 10,000,000 authorized shares of the Company’s preferred stock, none of which were outstanding;
•eliminate supermajority voting provisions;
•implement a quorum requirement for meetings of the Board;
•permit stockholders holding at least 40% of the voting power of all of the then-outstanding common stock of the Company to call special meetings of stockholders of the Company;
•eliminate the prohibition against stockholders acting by written consent;
•limit liability of officers as permitted by law;
•provide for certain board designation rights and make certain other conforming changes consistent with the Investor Rights Agreement (as defined in the Proxy Statement);
•revise certain corporate opportunity provisions, including limiting the definition of “Exempt Person”; and
•eliminate the provision that no director shall be liable to the Company, its subsidiaries, or its stockholders for breach of any duty relating to compliance with certain corporate opportunity provisions.

On July 15, 2026, the Company filed the Thirteenth Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware, which became effective upon filing.

The foregoing description of the Amended and Restated Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Restated Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting on July 14, 2026, a total of 31,146,094 shares of Class A Common Stock were present in person or represented by proxy, representing 31,146,094 votes or approximately 93% of the combined voting power of the Company’s outstanding Class A Common Stock as of the May 20, 2026 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Proxy Statement.

Item 1 - Election of two Class II Directors to serve until the Company’s 2029 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Nominee	Votes FOR	Votes AGAINST	Broker Non-Votes
Teri Bariquit	29,304,294	881,596	960,204
Daniel Rosensweig	28,996,484	1,189,406	960,204

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027.

Votes FOR	Votes AGAINST	Votes ABSTAINED
31,136,572	4,943	4,579

Item 3 - Stockholders approved the amendment and restatement of our Certificate of Incorporation to eliminate the 50,000,000 authorized shares of Class B common stock, none of which are currently outstanding.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
30,180,242	4,151	1,497	960,204

Item 4 - Approval of the amendment and restatement of our Certificate of Incorporation to eliminate the 10,000,000 authorized shares of preferred stock, none of which are currently outstanding.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
30,178,687	2,734	4,469	960,204

Item 5 - Approval of the amendment and restatement of our Certificate of Incorporation to eliminate supermajority voting provisions.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
28,962,254	1,219,200	4,436	960,204

Item 6 - Approval of the amendment and restatement of our Certificate of Incorporation to implement quorum requirement for meetings of the Board.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
29,017,586	1,167,186	1,118	960,204

Item 7 - Approval of the amendment and restatement of our Certificate of Incorporation to permit stockholders holding at least 40% of the voting power of all of the then-outstanding Common Stock to call special meetings of stockholders of the Company.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
30,180,224	4,539	1,127	960,204

Item 8 - Approval of the amendment and restatement of our Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
29,051,461	1,129,897	4,532	960,204

Item 9 - Approval of the amendment and restatement of our Certificate of Incorporation to limit liability of officers as permitted by law.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
29,944,516	239,232	2,142	960,204

Item 10 - Approval of the amendment and restatement of our Certificate of Incorporation for certain board designation rights and to make certain other conforming changes consistent with the Investor Rights Agreement (as defined in the Proxy Statement).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
29,007,163	1,176,707	2,020	960,204

Item 11 - Approval of the amendment and restatement of our Certificate of Incorporation to revise certain corporate opportunity provisions, including limiting the definition of ‘‘Exempt Person’’ to designated directors of STORY3 and Nexus (each as defined in the Proxy Statement) rather than all directors, and eliminating the provision that no director shall be liable to the Company, its subsidiaries, or its stockholders for breach of any duty relating to compliance with such corporate opportunity provisions.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
30,179,354	2,353	4,183	960,204

Item 12 - Approval of the First Amendment to the 2021 Plan to increase the maximum number of shares of Class A Common Stock authorized for issuance under the 2021 Plan by 3,899,439 to 10,171,225.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
28,989,066	1,195,986	838	960,204

Based on the foregoing votes, Teri Bariquit and Daniel Rosensweig were elected as Class II Directors and each of Items 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12 were approved. No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Thirteenth Amended and Restated Certificate of Incorporation of Rent the Runway, Inc., dated July 15, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT THE RUNWAY, INC.

Date: July 16, 2026	By:	/s/ Cara Schembri
Cara Schembri Chief Legal & Administrative Officer; Secretary